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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTIONS 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 28, 2007


                          SUN-TIMES MEDIA GROUP, INC.
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


               1-14164                                  95-3518892
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       (Commission File Number)            (I.R.S. Employer Identification No.)


         350 NORTH ORLEANS, 10-S
            CHICAGO, ILLINOIS                               60654
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(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code:   (312) 321-2299
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                                      N/A
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             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01     OTHER EVENTS.

              On February 28, 2007, Sun-Times Media Group, Inc. (the "Company") issued a press release regarding certain of its previously-disclosed accruals for foreign tax contingencies.

              A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

              (d)      Exhibits

           EXHIBIT NO.           EXHIBIT
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           99.1                  Press Release dated February 28, 2007

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SUN-TIMES MEDIA GROUP, INC.
                                                (Registrant)



Date:   March 1, 2007                       By: /s/ James D. McDonough
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                                                Name:    James D. McDonough
                                                Title:   Vice President, General
                                                         Counsel and Secretary

                                 EXHIBIT INDEX


           EXHIBIT NO.           EXHIBIT
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           99.1                  Press Release dated February 28, 2007